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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of report (date of earliest event reported): November 3, 2004


                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                   000-50056                  05-0527861
(State of incorporation     (Commission file number)      (I.R.S. employer
    or organization)                                    identification number)



                 4200 STONE ROAD
                  KILGORE, TEXAS                                  75662
     (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (903) 983-6200


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/  /  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
/  /  Soliciting material pursuant to Rule 14a-12 under the  Exchange Act
      (17 CFR 240.14a-12)
/  /  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.        REGULATION FD DISCLOSURE.

         On November 3, 2004, Martin Midstream Partners L.P. (the "Partnership") held an investors' conference call to review the Partnership's financial results for the third quarter 2004. Furnished as Exhibit 99.1 is a copy of the transcript of the Partnership's presentation during that call and the questions and answers following the presentation.

         In accordance with General Instruction B.2 of From 8-K, the information set forth in this Item 7.01 and in the attached Exhibit shall be deemed to be "furnished" and not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

         Statements about the Partnership's outlook and all other statements contained in the Exhibit other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside of the Partnership's control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit is deemed to be "furnished" and not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.


    EXHIBIT
    NUMBER         DESCRIPTION

     99.1    --    Transcript of the Partnership's Conference Call Reviewing
                   Financial Results for the Third Quarter 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARTIN MIDSTREAM PARTNERS L.P.

                                   By:  Martin Midstream GP LLC
                                        Its General Partner


Date:  November 4, 2004                   By:/s/ Robert D. Bondurant
                                             -----------------------------------
                                                  Robert D. Bondurant,
                                                  Executive Vice President and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
NUMBER

99.1        --    Transcript of the Partnership's Conference Call Reviewing
                  Financial Results for the Third Quarter 2004.



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